EXHIBIT 10.2


                                  AMENDMENT TO
           THE CARNIVAL CORPORATION FUN SHIP NONQUALIFIED SAVINGS PLAN

--------------------------------------------------------------------------------

      The Carnival Corporation Fun Ship Nonqualified Savings Plan (the "Plan") is hereby amended, effective January 1, 2006, unless stated otherwise, as follows (deletions in square brackets, additions in all capital letters):

1. Article 1 of the Plan shall be amended by adding the following paragraphs to the end thereof:

      WITH RESPECT TO AMOUNTS DEFERRED HEREUNDER THAT ARE SUBJECT TO SECTION 409A OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED AND ANY REGULATIONS AND OTHER OFFICIAL GUIDANCE (THE "CODE") (GENERALLY, AMOUNTS DEFERRED ON AND AFTER JANUARY 1, 2005 AND AMOUNTS NOT VESTED AS OF DECEMBER 31, 2004), APPLICABLE PROVISIONS OF THE PLAN DOCUMENT SHALL BE INTERPRETED TO PERMIT THE DEFERRAL OF COMPENSATION IN ACCORDANCE WITH CODE SECTION 409A, AND ANY PROVISION THAT WOULD CONFLICT WITH SUCH REQUIREMENTS SHALL NOT BE VALID OR ENFORCEABLE. IN ADDITION, WITH RESPECT TO AMOUNTS DEFERRED HEREUNDER THAT ARE NOT SUBJECT TO SECTION 409A (GENERALLY, AMOUNTS DEFERRED AND VESTED BEFORE JANUARY 1, 2005 AND EARNINGS THEREON) ("GRANDFATHERED FUNDS"), IT IS INTENDED THAT THE RULES APPLICABLE UNDER THE PLAN AS OF DECEMBER 31, 2004, AND NOT CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, SHALL APPLY WITH RESPECT TO SUCH GRANDFATHERED FUNDS. FOR PURPOSES OF DETERMINING WHETHER SECTION 409A IS APPLICABLE WITH RESPECT TO AN AMOUNT, IN ACCORDANCE WITH PROP. TREAS. REG. ss. 1.409A-6(A) (AND SUBSEQUENT RELATED GUIDANCE), THE AMOUNT IS CONSIDERED DEFERRED BEFORE JANUARY 1, 2005 IF BEFORE JANUARY 1, 2005 (I) THE PARTICIPANT HAD A LEGALLY BINDING RIGHT TO BE PAID THE AMOUNT, AND (II) THE RIGHT TO THE AMOUNT WAS EARNED AND VESTED AND WAS CREDITED TO THE PARTICIPANT'S ACCOUNT BALANCE.

      THIS RESTATEMENT OF THE CARNIVAL CORPORATION FUN SHIP NONQUALIFIED SAVINGS PLAN INCLUDES ALL AMENDMENTS THROUGH JANUARY 1, 2006.

2.    Section 2.27 is amended, effective January 1, 2007, to read as follows:

      Termination of Employment means a Participant's termination of employment with his Employer and any Affiliated Company, whether voluntary or involuntary, for any reason, including but not limited to quit, discharge, Retirement, death or Permanent Disability, and other than for Parental Leave, Permitted Leave, transfers from shoreside employment (or vice-versa), or transfers between an Employer and an Affiliated Company OR CARNIVAL PLC.

3.    Section 2.8(a) is amended, effective January 1, 2007, to read as follows:

      Eligible  Earnings  shall be  determined  for purposes of a  Participant's
Employee   Deferral   Contributions   and   the   Matching   Contributions   and
Profit-Sharing Contributions made on the Participant's behalf as follows:

            (a) For purposes of a Participant's Employee Deferral Contributions for any payroll period, the Participant's Eligible Earnings shall consist of:
(1) the following amounts received by the Participant for such payroll period: the Participant's regular base wages or salary, commissions, overtime, holiday pay, retroactive pay, workers' compensation payments made by the Employer, AND benefit hour payments, [and discretionary bonuses that are not deferred under
Section  4.4];  plus (2) the amounts  deferred  for such  payroll  period  under
Section 4.1 and under any plan maintained by the Employer under Code Section 125 or 401(k). EFFECTIVE JANUARY 1, 2007, FOR PURPOSES OF A PARTICIPANT'S EMPLOYEE DEFERRAL CONTRIBUTIONS, ELIGIBLE EARNINGS SHALL NOT INCLUDE BONUSES RECEIVED UNDER THE CARNIVAL CORPORATION AND CARNIVAL CRUISE LINES MANAGEMENT BONUS PROGRAMS.

            (b) For purposes of any Matching Contributions made on behalf of a Participant for any payroll period, the Participant's Eligible Earnings shall consist of: (1) the following amounts received by the Participant for such payroll period: the Participant's base wages or salary, commissions, overtime, holiday pay, retroactive pay, workers' compensation payments made by the Employer, AND benefit hour payments, [and discretionary bonuses that are not deferred under Section 4.4]; (2) BEGINNING JANUARY 1, 2007, any discretionary bonuses that would have been received in such payroll period but are deferred under Section 4.4; plus (3) the amounts deferred for such payroll period under
Section 4.1 and under any plan maintained by the Employer under Code Section 125 or 401(k).

            (c) For purposes of any Profit-Sharing  Contributions made on behalf of a Participant for any Plan Year, the Participant's Eligible Earnings shall consist of: (1) the following amounts received by the Participant for such Plan
Year: the Participant's regular base wages or salary, commissions, overtime, holiday pay, retroactive pay, workers' compensation payments made by the Employer, benefit hour payments, and BEGINNING JANUARY 1, 2007, ANY discretionary bonuses EARNED DURING THE PLAN YEAR (WHETHER OR NOT DEFERRED UNDER
SECTION 4.4) [actually received in such Plan Year]; plus (2) the amounts deferred for the Plan Year under Section 4.1 and under any plan maintained by the Employer under Code Section 125 or 401(k). FOR PLAN YEARS BEGINNING BEFORE JANUARY 1, 2007, NOTWITHSTANDING [Notwithstanding] anything herein contained to the contrary, amounts earned during a Plan Year but deferred to future Plan Years shall not be included in a Participant's Eligible Earnings in the Plan Year in which it was earned, but rather in the Plan Year in which such deferred amount is actually paid. Solely for purposes of determining the amount of a Participant's Profit-Sharing Contribution, Eligible Earnings in excess of the maximum compensation rate under Code Section 401(a)(17) (determined without regard to the reduction to $150,000 (i.e., $250,000 for 1996) as further indexed for cost of living by reference to the annual percentage change of the CPI-U, U.S. City Average, All Items (non-seasonally adjusted) for the period from August to August of the preceding year (i.e., the annual change published in September of the year prior to the year the compensation limit is in effect)) shall be disregarded. Effective December 22, 2002, the compensation limit described in the preceding sentence will no longer apply for purposes of determining Eligible Earnings under this Plan.

4.    Section 3.2 of the Plan shall be amended to read as follows:

      Each Eligible Employee shall be provided an opportunity to IRREVOCABLY designate the percentage of his Compensation to be deferred under Section 4.1 and to irrevocably designate the percentage or dollar amount of his annual Bonus to be deferred under Section 4.4 ("Bonus Deferral"). Any such Eligible Employee who makes such a designation shall become a Participant on the first day of the payroll period that coincides with or immediately follows the first day of the calendar quarter subsequent to the Retirement Committee's determination of Eligible Employee status under Section 3.1, provided the Eligible Employee is employed as of such date. Effective January 1, 2001, any such Eligible Employee who makes such a designation shall become a Participant on the first day of the payroll period immediately subsequent to the Retirement Committee's determination of Eligible Employee status under Section 3.1, provided the Eligible Employee is employed as of such date. [Any such designation must be made in the manner authorized by the Retirement Committee and must be accompanied by:] EFFECTIVE ON AND AFTER JANUARY 1, 2005, IN THE FIRST YEAR IN WHICH A ELIGIBLE EMPLOYEE BECOMES ELIGIBLE TO PARTICIPATE IN THE PLAN, THE ELIGIBLE EMPLOYEE MAY MAKE A DEFERRAL ELECTION WITH RESPECT TO COMPENSATION FOR SERVICES TO BE PERFORMED SUBSEQUENT TO THE ELECTION PROVIDED THE ELECTION IS MADE WITHIN 30 DAYS AFTER THE DATE THE ELIGIBLE EMPLOYEE BECOMES ELIGIBLE TO
PARTICIPATE. IN THE CASE OF ALL OTHER ELIGIBLE EMPLOYEES, INCLUDING ANY NEW ELIGIBLE EMPLOYEE WHO FAILS TO MAKE AN ELECTION WITHIN THE 30-DAY PERIOD DESCRIBED ABOVE, DEFERRAL ELECTIONS MUST BE MADE NO LATER THAN DECEMBER 31 (OR SUCH OTHER EARLIER DATE DESIGNATED BY THE COMPANY) OF THE YEAR BEFORE THE YEAR THE SERVICES RELATED TO THE DEFERRAL ELECTION ARE TO BE PERFORMED.

      ANY SUCH DESIGNATION UNDER THIS SECTION 3.2 must be made in the manner authorized by the Retirement Committee and must be accompanied by:

            (a) an authorization for the Eligible Employee's Employer to make regular payroll deductions to cover the amount of such deferrals elected pursuant to Section 4.1;

            (b) an irrevocable authorization to defer receipt of a percentage or a dollar amount of future Bonus amounts as elected under Section 4.4.

            (c) an investment election with respect to any Employee Deferral Contributions, Bonus Deferrals, Matching Contributions or vested Profit-Sharing Contributions under Section 6.3;

            (d) a designation of Beneficiary; and

            (e) a designation as to the form and timing of the distribution of the vested portion of his Participant Account.

      Notwithstanding the foregoing, an Eligible Employee's failure to designate a contribution percentage or a bonus deferral percentage or bonus deferral amount under the first sentence of this Section 4.2 shall not affect his status as a Participant for purposes of an allocation of a Profit-Sharing Contribution in accordance with the requirements of Section 5.3. However, such an Eligible Employee must make a designation under subsection (c), (d) and (e) above as a condition of becoming a Participant for purposes of Section 5.3 and Article 7.

      Further, notwithstanding the foregoing, in advance of the December 1 preceding each Plan Year, the Committee shall designate those Employees who are, or are expected to be, participants in The Carnival Corporation Fun Ship Savings Plan for such Plan Year who shall be an Eligible Employee under this Plan solely for purposes of making Bonus Deferrals pursuant to Section 4.4. Any such Eligible Employee shall not be eligible to authorize Employee Deferral Contributions pursuant to Section 4.1 for such Plan Year and shall not be eligible to receive an allocation of any Profit-Sharing Contribution under
Section 5.3 for such Plan Year.

5.    Section 4.1 of the Plan shall be amended to read as follows:

      Each Participant may authorize the Employer by which he is employed, in the manner described in Section 3.2, to have an Employee Deferral Contribution made on his behalf. Such election shall apply to the Participant's Eligible Earnings attributable to services performed [subsequent to] DURING THE DESIGNATED FUTURE PERIOD COVERED BY the election, AS PROVIDED IN SECTION 3.2. Such Employee Deferral Contribution shall be a stated whole percentage of the Participant's Eligible Earnings, equal to not less than 1% nor more than 100%, as designated by the Participant. [The percentage of Eligible Earnings designated by a Participant to measure the Employee Deferral Contributions to be made on the Participant's behalf shall remain in effect, notwithstanding any change in his Eligible Earnings, until he elects to change or suspend such percentage in accordance with Section 4.2 or Section 4.3, below.] Effective January 1, 2002, notwithstanding a Participant's designated deferral percentage, the amount of a Participant's Employee Deferral Contribution shall not exceed the net result of the Participant's Eligible Earnings less any amounts required to be withheld from such Participant's Eligible Earnings including amounts pursuant to any pre-tax elections under Code Sections 125 or 132(f) and such other amounts as designated by the Retirement Committee or its designee. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN ACCORDANCE WITH CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, A PARTICIPANT'S ANNUAL SALARY DEFERRALS ELECTION SHALL BE IRREVOCABLE FOR SUCH CALENDAR YEAR.

6.    Section 4.2 of the Plan shall be amended to read as follows:

      A  Participant  may  change his  contribution  percentage  election  under
Section 4.1 at any time by applying to make such change in the manner prescribed by the Committee. [Any] PRIOR TO JANUARY 1, 2005, ANY such change shall become effective as of the first full payroll period that begins coincident with or immediately following the first day of the calendar quarter following the date the Participant applies to make such change.

      Effective January 1, 2001, any change in contribution percentage election under this Section 4.2 shall become effective as of the first day of the payroll period immediately following the date the Participant applies to make such change.

      ON AND AFTER JANUARY 1, 2005, EXCEPT AS OTHERWISE PROVIDED HEREIN AND PERMITTED PURSUANT TO CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, ELECTIONS TO CHANGE AN ELIGIBLE EARNINGS DEFERRAL PERCENTAGE FOR A YEAR WHICH ARE SUBMITTED AFTER DECEMBER 31 OF SUCH YEAR SHALL NOT BE PERMITTED.

7.    Section 4.3 of the Plan shall be amended to read as follows:

      EXCEPT AS PROVIDED BELOW, A Participant may suspend his Employee Deferral Contributions at any time by applying for a suspension in the manner prescribed by the Committee [.Any], AND ANY such suspension shall become effective as soon as administratively practicable following the date the Participants applies for the suspension. A Participant whose Employee Deferral Contributions have been suspended under this subsection may resume having Employee Deferral Contributions made on his behalf by [applying to change his contribution percentage] SUBMITTING A DEFERRAL election in accordance with Section [4.2.]4.1. ON AND AFTER JANUARY 1, 2005, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO CODE
SECTION 409A AND RELATED OFFICIAL GUIDANCE, ANY SUCH SUSPENSION REQUEST SHALL NOT BECOME EFFECTIVE BEFORE THE FIRST DAY OF THE YEAR FOLLOWING THE DATE THE PARTICIPANT APPLIES FOR THE SUSPENSION.

8.    Section 4.4 of the Plan shall be amended to read as follows:

      By November 30 of each year, AND EXCEPT AS PROVIDED BELOW WITH RESPECT TO PERFORMANCE-BASED BONUSES, each Participant may authorize, in the manner authorized by the Retirement Committee, to defer a portion of his Bonus that would otherwise be payable for services performed in the twelve-month period beginning on the December 1 immediately following such November 30. [A
Participant's annual] IN THE CASE OF ANY BONUS THAT IS DESIGNATED BY THE EMPLOYER AS A PERFORMANCE-BASED BONUS AND WHICH QUALIFIES AS PERFORMANCE-BASED COMPENSATION UNDER CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, A PARTICIPANT'S DEFERRAL ELECTION WITH RESPECT TO ALL OR A PORTION OF HIS OR HER BONUS MUST BE MADE, IN WRITING TO THE COMPANY ON AN APPROVED FORM, NO LATER THAN MAY 31 OF THE 12-MONTH PERIOD BEGINNING ON THE DECEMBER 1 IMMEDIATELY PRECEDING SUCH MAY 31 OR SUCH OTHER EARLIER DATE DESIGNATED BY THE COMPANY. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN ACCORDANCE WITH CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, A PARTICIPANT'S election to defer a Bonus shall be irrevocable[, except that the Retirement Committee may permit a Participant to waive the remainder of his Bonus deferral commitment upon a finding that the Participant has suffered a Severe Financial Hardship] FOR SUCH CALENDAR YEAR.

9.    Section 5.4 is amended to read as follows:

Vesting of Profit-Sharing Contributions. Profit-Sharing Contributions made on behalf of a Participant and the earnings thereon shall be fully vested and nonforfeitable upon the Participant's Termination of Employment solely by reason of his Retirement, death or Permanent Disability. In the absence of any of the preceding events, the

Profit-Sharing Contributions made on behalf of the Participant, and earnings thereon, shall vest in accordance with the schedules set forth below:

            [Years of Service]                   [Percent Vested]
            ------------------                   ----------------
              [Less than 5]                            [0%]
               [5 or more]                            [100%]

--------------------------------------------------------------------------------
             YEARS OF SERVICE                     PERCENT VESTED
             ----------------                     --------------
--------------------------------------------------------------------------------
               LESS THAN 2                               0%
--------------------------------------------------------------------------------
                    2                                   25%
--------------------------------------------------------------------------------
                    3                                   50%
--------------------------------------------------------------------------------
                    4                                   75%
--------------------------------------------------------------------------------
                    5                                  100%
--------------------------------------------------------------------------------


10.   Section 7.1(a) is amended to read as follows:

Form of Payment: The Participant's election shall indicate the form of distribution of the entire vested portion of his Participant Account in a lump sum or monthly installments over 5, [or] 10, 20 OR 30 years.

11. The third and fourth paragraph of Section 7.1 of the Plan are amended to read as follows:

      Notwithstanding the foregoing, subject to the approval of the Retirement Committee, a Participant may change his form and timing election applicable to his Participant Account once every five years, provided that such request to change is made at least twelve (12) consecutive months prior to the date on which such distribution would otherwise have been made or commenced AND SOLELY WITH RESPECT TO AMOUNTS DEFERRED UNDER THE PLAN WHICH ARE SUBJECT TO CODE
SECTION 409A (GENERALLY, AMOUNTS DEFERRED ON AND AFTER JANUARY 1, 2005) THE REQUEST FOR CHANGE IS AT LEAST TWELVE (12) CONSECUTIVE MONTHS PRIOR TO THE DATE ON WHICH SUCH DISTRIBUTION WILL BE MADE OR COMMENCE AND THE PAYMENT WITH RESPECT TO AN AMENDED DISTRIBUTION ELECTION IS DEFERRED FOR A PERIOD OF NOT LESS THAN 5 YEARS FROM THE DATE SUCH PAYMENT WOULD OTHERWISE HAVE BEEN PAID (OR, IN THE CASE OF INSTALLMENT PAYMENTS, 5 YEARS FROM THE DATE THE FIRST AMOUNT WAS SCHEDULED TO BE PAID).

      Notwithstanding the foregoing, AND SOLELY WITH RESPECT TO AMOUNTS DEFERRED UNDER THE PLAN WHICH ARE NOT SUBJECT TO CODE SECTION 409A (GENERALLY, AMOUNTS DEFERRED BEFORE JANUARY 1, 2005), if the value the vested portion of a Participant's Account is $5,000 or less as of the Participant's Termination of Employment, the Participant shall be the paid the entire vested portion of his Account as a lump sum as soon as administratively practicable following the Participant's Termination of Employment.

12. Section 7.4 of the Plan is amended by adding the following paragraph at the end thereof:

      WITH  RESPECT  TO AMOUNTS  DEFERRED  HEREUNDER  WHICH ARE  SUBJECT TO CODE
SECTION  409A  (GENERALLY,  AMOUNTS  DEFERRED  ON AND AFTER  JANUARY  1,  2005),

DISTRIBUTIONS DUE TO SEVERE FINANCIAL HARDSHIP SHALL BE MADE SOLELY IN ACCORDANCE WITH THE PROVISIONS OF CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE.

13.   A new Section 7.5 is added to the Plan to read as follows:

      DISTRIBUTION DUE TO DE MINIMIS AMOUNTS. UPON THE PARTICIPANT'S TERMINATION OF EMPLOYMENT, IF SUCH PARTICIPANT'S ACCOUNT BALANCE TOTAL (INCLUDING ALL SUBACCOUNTS) IS $10,000 OR LESS, THE PARTICIPANT SHALL BE PAID IN A LUMP SUM PAYMENT, AS SOON AS ADMINISTRATIVELY PRACTICABLE FOLLOWING TERMINATION OF EMPLOYMENT BUT NOT LATER THAN THE 15TH DAY OF THE THIRD MONTH FOLLOWING THE PARTICIPANT'S TERMINATION OF EMPLOYMENT OR DECEMBER 31 OF THE CALENDAR YEAR IN WHICH THE PARTICIPANT INCURS A TERMINATION OF EMPLOYMENT, WHICHEVER IS LATER.

14. Article 9 of the Plan is amended by adding the following paragraphs to the end thereof:

      NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY AMENDMENT OR MODIFICATION BE MADE IN A MANNER THAT IS INCONSISTENT WITH THE
REQUIREMENTS   UNDER  SECTION  409A  OF  THE  CODE,  NOR  SHALL  ANY  AMENDMENT,
MODIFICATION OR OTHER ACT OR EXERCISE BE EFFECTIVE WHICH INVOLVES AN UNINTENTIONAL MATERIAL MODIFICATION (WITHIN THE MEANING OF CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE) WITH RESPECT TO CODE SECTION 409A GRANDFATHERED FUNDS (GENERALLY, AMOUNTS DEFERRED BEFORE JANUARY 1, 2005).

      NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL ANY TERMINATION BE MADE IN A MANNER THAT IS INCONSISTENT WITH THE REQUIREMENTS UNDER
SECTION 409A OF THE CODE.

15.   The first paragraph of Article 9 is amended to read as follows:

      It is the intention of the Company to continue this Plan indefinitely. Nevertheless, subject to the provisions hereinafter set forth, the Board OR ITS DELEGATE may, at any time or from time to time, by written resolution modify or discontinue the Plan in whole or in part and reduce, suspend or discontinue contributions hereunder; provided, however, that no action may be taken which, by reason thereof, will discontinue or reduce the amount of payments (except as may be required pursuant to any plan arising from insolvency or bankruptcy proceedings) to any Participant who has had a Termination of Employment or incurred a Permanent Disability and no action may be taken which, by reason thereof, will reduce the vested amount in any Participant Account. Any modification or amendment of the Plan may be made retroactive if it does not violate the preceding sentence or if, notwithstanding such preceding sentence, the modification or amendment is necessary or appropriate to conform the Plan to, or to satisfy the conditions of, ERISA, the Code, or any other law, governmental regulation or ruling.

16.   Section 10.6 of the Plan shall be amended to read as follows:

[There] SUBJECT TO THE REQUIREMENTS OF CODE SECTION 409A AND RELATED OFFICIAL GUIDANCE, THERE shall be deducted from all payments under this Plan the amount of any taxes required to be withheld by any Federal, state or local government. The Participants and their beneficiaries, distributees, and personal representatives will bear any and all Federal, foreign, state, local or other income or other taxes imposed on amounts paid under this Plan.